UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2010

THQ INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18813	13-3541686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29903 Agoura Road, Agoura Hills, CA	91301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 871-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 11, 2010, the Board of Directors (the “Board”) of THQ Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $.01 per share, of the Company.  The dividend is payable on May 24, 2010 to stockholders of record as of the close of business on May 24, 2010.

The following is a summary description of the Rights.  This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement, dated as of May 12, 2010, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”), a copy of which is attached as Exhibit 4.1 to the Company’s Form 8-A filed with the SEC on May 13, 2010, and is incorporated herein by reference.  All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

The Board adopted the Rights Agreement in an effort to protect the value of net operating loss and tax credit carryforwards (“NOLs”).  The Company has substantial NOLs.  Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, the Company may “carry forward” these NOLs in certain circumstances to offset any current and future taxable income and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions.  To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company.  However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code, its ability to use the NOLs and the timing of the usage of the NOLs could be substantially limited, which could significantly impair the value of the NOLs.  A company experiences an “ownership change” for tax purposes if the percentage of stock owned by its “5-percent shareholders” (as defined for tax purposes) increases by more than 50 percentage points over a rolling three-year period.

The Rights Agreement is intended to deter any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding common stock, as well as to deter any person who already beneficially owned 4.9% or more of the Company’s outstanding common stock as of the close of business on May 12, 2010 from acquiring additional shares of the Company’s outstanding common stock without the approval of the Independent Director Evaluation Committee of the Board (a committee consisting of independent and disinterested directors, who shall initially be the members of the Nominating/Corporate Governance Committee of the Board).  Beneficial ownership under the Rights Agreement is based generally on certain rules under Section 382 of the Internal Revenue Code and under certain federal securities laws.  Stockholders who beneficially own 4.9% or more of the Company’s outstanding common stock as of the close of business on May 12, 2010 will not trigger the Rights Agreement so long as they do not acquire additional shares of common stock representing one-tenth of one percent (0.1%) of our common stock then outstanding at a time when they still beneficially own 4.9% or more of the Company’s outstanding common stock.  Subject to the provisions of the

Rights Agreement, the Independent Director Evaluation Committee may, in its sole discretion and upon receipt of an advance waiver request from a stockholder who desires to effect an acquisition of common stock that would otherwise trigger the Rights Agreement, exempt such a transaction from triggering the Rights Agreement.

The Rights.  The Board authorized the issuance of one Right per each outstanding share of the Company’s common stock payable to the Company’s stockholders of record as of the close of business on May 24, 2010.  One Right will also be issued together with each share of the Company’s common stock issued after May 24, 2010 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.  Subject to the terms, provisions and conditions of the Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”) for a purchase price of $35.00 (the “Purchase Price”).  If issued, each such fractional share of Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Company’s common stock.  However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability.  The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of the Company’s outstanding common stock (or, in the case of a person that had beneficial ownership of 4.9% or more of the Company’s outstanding common stock as of the close of business on May 12, 2010, by obtaining beneficial ownership of additional shares of the Company’s common stock representing one-tenth of one percent (0.1%) of the common stock then outstanding) and (ii) ten business days (or such later date as may be specified by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

The date that the Rights become exercisable is referred to as the “Distribution Date.”  Until the Distribution Date, the Company’s common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights.  Any transfer of shares of common stock prior to the Distribution Date will also constitute a transfer of the associated Rights.  After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until the Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Flip-In Event.  In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of the Company’s common stock having a market value of two times the Purchase Price.

Redemption.  At any time until a person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange.  At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).  Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or fractional share of Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Expiration.  The Rights and the Rights Agreement will expire on the earliest of (i) May 12, 2013, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged in full pursuant to the Rights Agreement, (iv) the effective date of the repeal of Section 382 of the Internal Revenue Code, or any successor provision or replacement provision, if the Board (upon the recommendation of the Independent Director Evaluation Committee) determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits and (v) the beginning of a taxable year of the Company for which the Board (upon the recommendation of the Independent Director Evaluation Committee) determines that the Company has or will have no Tax Benefits.

Anti-Dilution Provisions.  The Board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Preferred Stock or the Company’s common stock.  With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.  For so long as the Rights are redeemable, the Board may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the Rights.  From and after the time the Rights are no longer redeemable, the Board may supplement or amend the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Agreement which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the Rights Agreement again becoming amendable other than in accordance with this sentence.

Administration.  The Board shall have the exclusive power and authority to administer the Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company.  The Board may delegate all or any portion of its power and authority to administer the Rights Agreement and to exercise the rights and powers under the Rights Agreement to a committee of and appointed by the Board.  However, at any time after a person becomes an Acquiring Person, the Independent Director Evaluation Committee shall have the sole power and authority to administer the Rights Agreement and to exercise the rights and powers thereunder.

Periodic Review.  The Independent Director Evaluation Committee will at least once every fiscal year review and evaluate the Tax Benefits and the risk of an “ownership change,” as defined in Section 382 of the Internal Revenue Code.  Following each such review, the Independent Director Evaluation Committee will communicate its conclusions to the full Board, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be terminated.

Item 1.02               Termination of a Material Definitive Agreement

On May 12, 2010, the Company and Computershare Investor Services, LLC entered into a second amendment (the “Amendment”) to the Amended and Restated Rights Agreement, dated April 9, 2002 by and between the Company and Computershare Investor Services, LLC, as amended.  The Amendment effectively terminated the Amended and Restated Rights Agreement and caused the rights issued thereunder to expire, effective immediately upon the execution and delivery of the Rights Agreement.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 3.03               Material Modification to Rights of Security Holders.

See the descriptions set out under “Item 1.01 — Entry into a Material Definitive Agreement,” and “Item 1.02 — Termination of a Material Definitive Agreement,” each of which is incorporated by reference into this Item 3.03.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board approved an Amended and Restated Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of THQ Inc. (the “Certificate of Designation”).  The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on May 12, 2010.  The Certificate of Designation is attached as Exhibit 3.1 to the Company’s Form 8-A filed with the SEC on May 13, 2010 and is incorporated herein by reference.

Item 8.01               Other Events.

On May 12, 2010, the Company announced the declaration of the dividend of Rights and issued a press release relating to such declaration, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Title

3.1

Amended and Restated Certificate of Designation, Preferences, and Rights of Series A Junior Participating Preferred Stock of THQ Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-A filed with the SEC on May 13, 2010 (File No. 000-18813)).

4.1

Rights Agreement dated as of May 12, 2010, by and between THQ Inc. and Computershare Trust Company, N.A., as rights agent, which includes as Exhibit B the Form of Rights Certificate (incorporated by reference to Exhibit 4.1 to the Form 8-A filed with the SEC on May 13, 2010 (File No. 000-18813)).

10.1*	Second Amendment to Amended and Restated Rights Agreement, dated as of May 12, 2010 between THQ Inc. and Computershare Investor Services, LLC.

99.1*	Press Release dated May 12, 2010.

*              Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2010

THQ INC.

By:	/s/ Edward L. Kaufman
Name: Edward L. Kaufman
Title: Executive Vice President, Business and Legal Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Title

3.1

Amended and Restated Certificate of Designation, Preferences, and Rights of Series A Junior Participating Preferred Stock of THQ Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-A filed with the SEC on May 13, 2010 (File No. 000-18813)).

4.1

Rights Agreement dated as of May 12, 2010, by and between THQ Inc. and Computershare Trust Company, N.A., as rights agent, which includes as Exhibit B the Form of Rights Certificate (incorporated by reference to Exhibit 4.1 to the Form 8-A filed with the SEC on May 13, 2010 (File No. 000-18813)).

10.1*	Second Amendment to Amended and Restated Rights Agreement, dated as of May 12, 2010 between THQ Inc. and Computershare Investor Services, LLC.

99.1*	Press Release dated May 12, 2010.

*              Filed herewith